[________] Shares

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II

                      Common Shares of Beneficial Interest

                                ($0.01 Par Value)

                             UNDERWRITING AGREEMENT

                                                                 [______], 2006

RBC Capital Markets Corporation
As the Representative of the several
underwriters named in Schedule I hereto
c/o RBC Capital Markets
One Liberty Plaza
165 Broadway
New York, NY 10006-1404

Ladies and Gentlemen:

         Each of First Trust Strategic High Income Fund II, a Massachusetts business trust (the "Company"), its investment adviser, First Trust Advisors L.P., an Illinois limited partnership (the "Investment Advisor" or "First Trust") and its investment sub-advisor, Valhalla Capital Partners, LLC (the "Sub-Advisor" or "Valhalla") (each, an "Advisor" and together, the "Advisors") confirms its agreement with RBC Capital Markets Corporation ("RBC") and the several underwriters (collectively with RBC, the "Underwriters") named in
Schedule I hereto for whom RBC is acting as Representative (the "Representative") with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of [_______] shares of the Company's Common Shares of Beneficial Interest ("Common Shares"), $0.01 par value (the "Firm Shares") and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described below to purchase all or part of the [________] additional Common Shares (the "Option Shares", and together with the Firm Shares, the "Shares") for the sole purpose of covering over-allotments, if any. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto.

         The Company has entered into an Investment Management Agreement with the Advisor dated [_____], 2006 (the "Advisory Agreement"), an Administration and Accounting Services Agreement dated [_____], 2006 with PFPC Inc. (the "Administration Agreement"), a Custodian Services Agreement with PFPC Trust Company dated [_____], 2006 (the "Custody Agreement"), and a Transfer Agency Services Agreement with PFPC, Inc. as transfer agent and registrar for the Company dated [____], 2006 (the "Transfer Agency Agreement"). The Company and the Advisor have entered into an Investment Sub-Advisory Agreement with Valhalla dated [____], 2006 (the "Sub-administration Agreement"). In addition, the Company has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan"), pursuant to which holders of Shares shall have their dividends automatically reinvested in additional Common Shares of the Company unless they elect to receive such dividends in cash. Collectively, this Agreement, the Advisory Agreement, the Administration Agreement, the Custody Agreement, the Transfer Agency Agreement, the Sub-administration Agreement and the Dividend Reinvestment Plan are referred to herein as the "Company Agreements." The Additional Compensation Agreement with RBC dated March [_], 2006, the incentive fee agreement with A.G. Edwards dated March [_], 2006 each of the Company Agreements to which the Advisor is a party and this Agreement are collectively referred to herein as the "Advisor Agreements."

         The Company has prepared a registration statement on Form N-2 (File Nos. 333-131194 and 811-21842) with respect to the Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act", and collectively with the Securities Act, the "Acts") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") promulgated under the Securities Act and the 1940 Act. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendment thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 497 (a) of the Rules and Regulations; "Pricing Prospectus" means the Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined below); "Prospectus" means the prospectus in the form first used to confirm sales of Shares; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations. If the Company has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. For the purpose of this Agreement, the "Applicable Time" is ___:___ _m (Eastern time) on the date of this Agreement.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE ADVISORS.

         The Company and the Investment Advisor jointly and severally represent and warrant to each of the Underwriters as of the date hereof, as of the Closing Date and each Option Closing Date, if any, (each as defined in Section 2 below) and the Company and the Advisors jointly and severally represent and warrant to each of the Underwriters as of the date hereof, as of the Closing Date and each Option Closing Date, if any, as set forth in paragraphs 1(c), 1(h), 1(j), 1(l), 1(s), 1(t), 1(x), 1(aa) and 1(dd):

      (a) A registration statement has been filed with the Commission under the Securities Act and has become effective under the Securities Act. No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you. The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Acts and the Rules and Regulations. The Prospectus and the Pricing Prospectus each conforms and, as amended or supplemented, will conform, in all material respects to the requirements of the Acts and the Rules and Regulations. As of the Effective Date, the date hereof, the Closing Date (as defined below) and each Option Closing Date (as defined below), if any, the Registration Statement does not and will not, and any further amendments to the Registration Statement will not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; as of its date and the date hereof, the Prospectus does not, and as amended or supplemented on the Closing Date and each Option Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Pricing Prospectus taken together with the final pricing information included on the cover page of the Prospectus (collectively, the "Disclosure Package"), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) A notification of registration of the Company as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification") has been prepared by the Company in conformity with the 1940 Act and has been filed with the Commission.

      (c) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose and no proceedings, for any such purpose have been instituted or are pending or, to the knowledge of the Company or either Advisor, are contemplated by the Commission. The 1940 Act Notification complied in all material respects with the requirements of the 1940 Act and the Rules and Regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) This Agreement and each of the other Company Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms. The Company has full power and authority to enter into this Agreement and each of the Company Agreements and to authorize, issue and sell the Shares as contemplated by this Agreement.

      (e) The Company has been duly formed and is validly existing under the laws of the Commonwealth of Massachusetts as a trust with transferable shares of the type commonly called a Massachusetts business trust. The Declaration of

Trust of the Company (the "Declaration of Trust"), pursuant to which the Company was established, confers upon the Trustees named therein, and their successors in trust, power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package. The Company has no direct or indirect subsidiaries. The Company is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or prospects of the Company, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

      (f) The outstanding Common Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable (except as described in the Registration Statement and the Disclosure Package); the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable (except as described in the Registration Statement and the Disclosure Package); and no preemptive rights of shareholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Common Shares.

      (g) The Company has authorized capital as set forth in the Prospectus and the Disclosure Package. All of the Shares conform to the description thereof contained in the Prospectus and the Disclosure Package. The form of certificates, if any, for the Shares conforms to the relevant law of the jurisdiction of the Company's organization. Immediately after the issuance and sale of the Shares to the Underwriters, no preferred shares of the Company shall be issued and outstanding and no holder of any shares, securities convertible into or exchangeable or exercisable for shares or options, warrants or other rights to purchase shares or any other securities of the Company shall have any existing or future right to acquire any preferred shares of the Company. No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

      (h) The Company has not distributed and will not distribute any prospectus or other offering material (including, without limitation, content on the Company's website that may be deemed to be a prospectus or other offering material) in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Disclosure Package or other materials permitted by the Acts to be distributed by the Company.

      (i) The financial statements of the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, Prospectus and the Disclosure Package present fairly the financial position of the Company at the indicated dates. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, Prospectus and the Disclosure Package presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

      (j) The Company maintains, or causes its custodian, PFPC Trust Company, to maintain, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and in accordance with the 1940 Act; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (k) Deloitte & Touche LLP, which has certified certain financial statements of the Company and delivered its opinion with respect to the financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Acts and the Rules and Regulations.

      (l) There is no action, suit, claim, investigation, inquiry or proceeding pending or, to the knowledge of the Company or either Advisor, threatened against or affecting the Company before any court or administrative agency or otherwise (1) that are required to be disclosed in the Registration Statement, Prospectus or the Disclosure Package and are not so described or (2) which, if determined adversely to the Company might have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

      (m) The Company has good and marketable title to all of the assets reflected in the financial statements (or as described in the Prospectus and the Disclosure Package) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Prospectus and the Disclosure Package) or which are not material in amount.

      (n) The Company has filed all federal, state, local and foreign tax returns which have been required to be filed and has paid all taxes whether or not indicated on such returns and all assessments received by it. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional tax assessments. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

      (o) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Prospectus and the Disclosure Package. The Company has no material contingent obligations that are not disclosed in the Company's financial statements in the Registration Statement, the Prospectus and the Disclosure Package.

      (p) The Company is not, and with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Declaration of Trust or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of this Agreement and each of the Company Agreements and the consummation of the transactions contemplated herein and therein and the fulfillment of the terms hereof and thereof do not and will not, whether with or without notice or the passing of time or both, (i) conflict with or otherwise violate any of the terms or provisions of the Declaration of Trust or By-Laws of the Company or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, which breach or default has had or is likely to have a Material Adverse Effect.

      (q) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

      (r) The Company has all material licenses, certifications, permits, franchises, approvals, clearances and other regulatory authorizations ("Permits") from governmental authorities as are necessary to conduct its businesses as currently conducted and as currently proposed to be conducted and to own, lease and operate its properties in the manner described in the Prospectus and the Disclosure Package. There is no claim, proceeding or controversy, pending or, to the knowledge of the Company or either Advisor, threatened, involving the status of or sanctions under any of the Permits. The Company has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company under such Permit. None of the Permits contains any restriction that is materially burdensome on the Company.

      (s) To the knowledge of the Company and each Advisor, there are no affiliations or associations between any member of the NASD and any of the

Company's officers, trustees or security holders, except as set forth in the Registration Statement or as disclosed in writing to the Underwriters.

      (t) Neither the Company nor either Advisor, nor to the knowledge of the Company or either Advisor, none of their respective affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

      (u) The Company is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations under the 1940 Act. The Company has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

      (v) The Company carries a fidelity bond sufficient to satisfy the requirements of Rule 17g-1 under the 1940 Act.

      (w) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

      (x) The Company has not sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, the Prospectus or the Disclosure Package, or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Company or any other party to any such contract or agreement. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits thereto by the Acts or by the Rules and Regulations which have not been so described and filed as required and such contracts and documents as are summarized in the Registration Statement, the Prospectus or the Disclosure Package are fairly summarized in all material respects.

      (y) The Company owns, licenses, or otherwise has rights in all United States and foreign patents, trademarks, service marks, tradenames, copyrights, trade secrets and other proprietary rights necessary for the conduct of its business as currently carried on and as proposed to be carried on as described in the Registration Statement, the Prospectus or the Disclosure Package (collectively and together with any applications or registrations for the foregoing, the "Intellectual Property"). Except as specifically described in the Prospectus or the Disclosure Package, (i) no third parties have obtained rights to any such Intellectual Property from the Company, other than licenses granted in the ordinary course and those that would not have a Material Adverse Effect;
(ii) to the Company's knowledge, there is no infringement or misappropriation by the Company or third parties of any such Intellectual Property; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a basis for any such claim; and (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability, or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a basis for any such claim. None of the technology employed by the Company has been obtained or, to the Company's knowledge, is being used by the Company in violation of the rights of any person or third party. The Company knows of no infringement or misappropriation by others of Intellectual Property.

      (z) The conduct of business by the Company complies, and at all times has complied, in all material respects with federal, state, local and foreign laws, statutes, ordinances, rules, regulations, decrees, orders, Permits and other similar items ("Laws") applicable to its business, including, without limitation, licensing and certification Laws covering any aspect of the business of the Company. The Company has not received any notification asserting, nor does it have knowledge of, any present or past failure to comply with or violation of any such Laws.

      (aa) The information contained in the Registration Statement, the Prospectus and the Disclosure Package regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were made by the Company on a reasonable basis and reflect the Company's good faith belief and/or estimate of the matters described therein. To the extent estimated or projected, those estimates or projections set forth in the tables under the "Summary of Fund Expenses" section of the Registration Statement, Prospectus and the Disclosure Package have been prepared in accordance with the requirements of Form N-2 and are reasonably believed to be attainable in all material respects and are reasonably based.

      (bb) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares contemplated hereby shall be deemed a representation and warranty by the Company to each Underwriter and shall be deemed to be a part of this Section 1 and incorporated herein by this reference.

      (cc) The Company has taken all required action under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

      (dd) All advertising, sales literature, promotional materials or any other materials or information (including "prospectus wrappers", "broker kits" and any roadshow or investor presentations), whether in oral, printed or electronic form, authorized, provided or prepared by the Company or either Advisor in connection with the offering and sale of the Shares (collectively, the "Marketing Materials") complied and comply in all material respects with the applicable requirements of the Securities Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No Marketing

Materials contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Advisors make no representations or warranties as to information contained in or omitted from the Marketing Materials, in reliance upon, and in conformity with, written information furnished to the Company or the Advisors by or on behalf of any Underwriter through the Representative, specifically for use in the preparation thereof. Any advertisement or sales material authorized by the Company for use in the public offering of the Shares pursuant to Rule 482 complied with the requirements of Rule 482 of the Rules and Regulations under the Securities Act.

      (ee) This Agreement and each of the Company Agreements comply in all material respects with all applicable provisions of the 1940 Act, the Rules and Regulations thereunder, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

      (ff) The Company has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code effective for its taxable year ending [_____], 2006, and intends and expects to qualify as a regulated investment company under Subchapter M of the Code for the current and all future taxable years. The Company will distribute timely all of its investment company taxable income and net capital gain so as to avoid any corporate income tax, and the Company has taken and will take all actions and has omitted and will omit to take all actions as are necessary to be consistent with the foregoing, including, but not limited to, with respect to the investment of the proceeds of the offering of Shares contemplated by this Agreement.

      (gg) Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package (or any amendment or supplement to either of them), no trustee or officer of the Company or either Advisor is an "interested person" (as defined in the 1940 Act) of the Company or either Advisor or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

2. REPRESENTATIONS AND WARRANTIES OF THE INVESTMENT ADVISOR.

         The Investment Advisor represents and warrants to each of the Underwriters as of the date hereof, as of the Closing Date and each Option Closing Date, if any, as follows:

      (a) The Investment Advisor has been duly organized and is validly existing as a limited partnership under the laws of the State of Illinois, with full limited partnership power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package. The Investment Advisor is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

      (b) Each Advisor Agreement has been duly authorized, executed and delivered by the Investment Advisor, and constitutes a valid, legal, and binding obligation of the Investment Advisor, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws. The Investment Advisor has full power and authority to enter into each Advisor Agreement.

      (c) There is no action, suit, claim or proceeding pending or, to the knowledge of the Investment Advisor, threatened against the Investment Advisor before any court or administrative agency or otherwise (1) that is required to be described in the Registration Statement , the Prospectus or the Disclosure Package that are not so described, or (2) which, if determined adversely to the Investment Advisor might have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

      (d) Neither the Investment Advisor, nor to the Investment Advisor's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

      (e) The Investment Advisor carries, or is covered by, insurance, including, at a minimum, errors and omissions insurance, in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar industries. All policies of insurance insuring the Investment Advisor or its respective businesses, assets, employees, partners, officers and directors are in full force and effect, and the Investment Advisor is in compliance with the terms of such policies in all material respects. There are no claims by the Investment Advisor under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

      (f) Other than as contemplated by this Agreement, the Investment Advisor has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

      (g) The Investment Advisor is not, and with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Partnership Agreement or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of each Advisor Agreement and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof will not (i) conflict with or otherwise violate the terms and provisions of the Partnership Agreement of the Investment Advisor or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Investment Advisor is a party or any order, rule or regulation applicable to the Investment Advisor of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, which breach or default has had or is reasonably likely to have a Material Adverse Effect.

      (h) The Investment Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940 Act from acting under the Advisor Agreements as contemplated by the Registration Statement, the Prospectus and the Disclosure Package.

      (i) The Investment Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Prospectus and the Disclosure Package and under this Agreement and the Advisor Agreements.

      (j) The description of the Investment Advisor, its business, and the statements attributable to the Investment Advisor, in the Registration Statement, the Prospectus and the Disclosure Package or any Preliminary Prospectus complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

      (k) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Disclosure Package, there have been no transactions entered into by the Investment Advisor which are material to the Investment Advisor other than in the ordinary course of its business.

      (l) Each Advisor Agreement complies in all material respects with all applicable provisions of the 1940 Act, the Rules and Regulations under the 1940 Act, the Advisers Act and the Advisers Act Rules and Regulations.

        3. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISOR.

         The Sub-Advisor represents and warrants to each of the Underwriters as of the date hereof, as of the Closing Date and each Option Closing Date, if any, as follows:

      (a) The Sub-Advisor has been duly organized and is validly existing as a limited liability company under the laws of the State of [Kentucky], with full power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package. The Sub-Advisor is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

      (b) Each Advisor Agreement to which the Sub-Advisor is a party has been duly authorized, executed and delivered by the Sub-Advisor, and constitutes a valid, legal, and binding obligation of the Sub-Advisor, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws. The Sub-Advisor has full power and authority to enter into each Advisor Agreement to which the Sub-Advisor is a party.

      (c) There is no action, suit, claim or proceeding pending or, to the knowledge of the Sub-Advisor, threatened against the Sub-Advisor before any court or administrative agency or otherwise which if determined adversely to the Sub-Advisor might have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

      (d) Neither the Sub-Advisor, nor to the Sub-Advisor's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

      (e) The Sub-Advisor carries, or is covered by, insurance, including, at a minimum, errors and omissions insurance, in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar industries. All policies of insurance insuring the Sub-Advisor or its respective businesses, assets, employees, officers and directors are in full force and effect, and the Sub-Advisor is in compliance with the terms of such policies in all material respects. There are no claims by the Sub-Advisor under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

      (f) Other than as contemplated by this Agreement, the Sub-Advisor has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

      (g) The Sub-Advisor is not, and with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Certificate of Formation or operating agreement or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of each Advisor Agreement to which the Sub-Advisor is a party and the consummation of the transactions therein contemplated and the fulfillment of the terms hereof will not (i) conflict with or otherwise violate the terms and provisions of the Certificate of Formation of the Sub-Advisor or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Sub-Advisor is a party or any order, rule or regulation applicable to the Sub-Advisor of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, which breach or default has had or is reasonably likely to have a Material Adverse Effect.

      (h) The Sub-Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940

Act from acting under the Advisor Agreements (to which such Sub-Advisor is a party) as contemplated by the Registration Statement, the Prospectus and the Disclosure Package.

      (i) The Sub-Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Prospectus and the Disclosure Package and under this Agreement and the Advisor Agreements (to which the Sub-Advisor is a party).

      (j) The description of the Sub-Advisor, its business, and the statements attributable to the Sub-Advisor, in the Registration Statement, the Prospectus and the Disclosure Package or any Preliminary Prospectus complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

      (k) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Disclosure Package, there have been no transactions entered into by the Sub-Advisor which are material to the Sub-Advisor and the transactions contemplated hereby other than in the ordinary course of its business.

      (l) Each Advisor Agreement to which the Sub-Advisor is a party complies in all material respects with all applicable provisions of the 1940 Act, the Rules and Regulations under the 1940 Act, the Advisers Act and the Advisers Act Rules and Regulations.

        4. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

      (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[____] per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 11 hereof.

      (b) Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by federal (same day) funds against delivery of the Firm Shares to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through Full Fast Delivery through the facilities of the Depository Trust Company, New York, New York at 9:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed. The Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date.

      (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 45 days after the date of this Agreement, by RBC Capital Markets Corporation, on behalf of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which the Option Shares are to be delivered shall be determined by RBC Capital Markets Corporation but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. RBC Capital Markets Corporation, on behalf of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day) funds through the facilities of the Depository Trust Company in New York, New York drawn to the order of the Company.

        5. OFFERING BY THE UNDERWRITERS.

         It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representative deems it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 4 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

        6. COVENANTS OF THE COMPANY AND THE ADVISORS.

      (a) The Company and the Investment Advisor, jointly and severally, covenant and agree with the several Underwriters and, with respect to Sections 6(a)(ii), 6(a)(vii), 6(a)(x) and 6(a)(xi), the Company the Investment Advisor and the Sub-Advisor, jointly and severally, covenant and agree with the several Underwriters, that:

        (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations under the Securities Act is followed, to prepare and timely file with the Commission under Rule 497 of the Rules and Regulations under the Securities Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations under the Securities Act; (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

        (ii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

        (iii) The Company will advise the Representative promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective; (B) of receipt of any comments from the Commission; (C) of any request of the Commission for amendment of the Registration Statement or for supplementation of the Prospectus or for any additional information; and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

        (iv) The Company will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

        (v) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Acts, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representative may reasonably request.

        (vi) The Company will comply with the Acts and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

        (vii) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations thereunder and will advise you in writing when such statement has been so made available.

        (viii) No offering, sale, short sale or other disposition of any Common Shares or other securities convertible into or exchangeable or exercisable for Common Shares or derivative of Common Shares (or agreement for such) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of RBC Capital Markets Corporation.

        (ix) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

        (x) The Company shall invest or otherwise use the net proceeds of its sale of the Shares as described under the heading "Use of Proceeds" in the Prospectus and the Disclosure Package in such a manner as to comply with the investment restrictions and the 1940 Act and shall report with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

        (xi) The Company has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code effective for its taxable year ending [_____], 2006, will distribute timely all of its investment company taxable income and net capital gain so as to avoid any corporate income tax, and will take all actions and omit to take all actions as are necessary to qualify as a regulated investment company under Subchapter M of the Code for the current and all future taxable years and to be consistent otherwise with the foregoing, including, but not limited to, with respect to the investment of the proceeds of the offering of Shares contemplated by this Agreement.

        (xii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of organization of the Company, a registrar for the Common Shares.

        7. COSTS AND EXPENSES.

         The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, the Underwriters' Selling Memorandum and the Underwriters' Invitation Letter, if any, the listing application of the New York Stock Exchange, the filing fees of the Commission; the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares, the listing fee of the New York Stock Exchange. Also, the Fund will pay the Underwriters $0.0___ [aggregate of [$50,000]] per Common Share purchased by the Underwriters pursuant to this Agreeement, as partial reimbursement of expenses in connection with the Offering, provided, however, that such partial reimbursement payable by the Fund shall not exceed 0.0___% of the aggregate offering price to the public (as set forth in the Pricing Prospectus) of the Firm Shares that may be sold to the Underwriters pursuant to this Agreement. The Investment Advisor has agreed to pay (i) all organizational expenses of the Fund, and (ii) offering costs (other than sales load, but including the partial reimbursement of expenses described above) of the Fund that exceed $.04 per Fund Share. The Sub-Advisor has agreed to reimburse the Investment Advisor for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Fund Share. To the extent that aggregate offering expenses are less than $.04 per Fund Share, up to 0.10% of the public offering price of the securities sold in the offering, up to such expense limit, will be paid to First Trust Portfolios, L.P. as reimbursement for the distribution services it provides to the Fund.

         The Company shall not, however, be required to pay for any of the Underwriters' expenses except that if this Agreement shall not be consummated because the conditions in Section 8 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 13 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses actually incurred, including all fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

        8. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date and the Option Closing Date, if any, of the representations and warranties of the Company and the Advisors contained herein, and to the performance by the Company and the Advisors of their covenants and obligations hereunder and to the following additional conditions:

        (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 497 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission, no stop order suspending or preventing the use of the Pricing Prospectus shall have been initiated, or to the knowledge of the Company, shall be contemplated by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and no injunction, restraining order, or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

        (b) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of Chapman & Cutler LLP, [counsel for the Company], dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters (and stating that it may be relied upon by Goodwin Procter LLP, counsel for the Underwriters) to the effect that:

                (i) The Company has been duly formed and is validly existing under the laws of the Commonwealth of Massachusetts as a trust with transferable shares of the type commonly called a Massachusetts business trust. The Declaration of Trust confers upon the Trustees named therein, and their successors in trust, power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package; and the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a Material Adverse Effect.

                (ii) The Company has authorized and outstanding shares of beneficial interest as set forth under the caption "Description of Shares" in the Prospectus and the Disclosure Package; all of the outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable (except as set forth in the Registration Statement) and have been offered and sold in compliance with all laws (including, without limitation, federal and state securities laws); all of the Shares conform in all material respects to the description thereof contained in the Prospectus and the Disclosure Package; the Common Shares, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable (except as set forth in the Registration Statement) when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist with respect to any of the Common Shares or the issue or sale of the Shares pursuant to the Company's Declaration of Trust and By-Laws or any other agreement or instrument known to such counsel.

                (iii) Except as described in or contemplated by the Prospectus and the Disclosure Package, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of beneficial interest of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any of its shares of beneficial interest or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any such shares of beneficial interest; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Acts of any Common Shares or other securities of the Company.

                (iv) The Registration Statement and any 462(b) Registration Statement have become effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 497(h) has been made in the manner and within the time period required by Rule 497(h); and to the best of such counsel's knowledge after due investigation, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such counsel, threatened by the Commission.

                (v) The Registration Statement, at the time it became effective under the Acts, the Prospectus, as of its date, and each amendment or supplement thereto, as of its respective date, complied as to form in all material respects with the requirements of the Acts and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, related schedules and other financial data included or incorporated by reference therein).

                (vi) The statements under the captions "Management of the Fund - Investment Management Agreement," "Management of the Fund - Investment Advisor" "Management of the Fund - Sub-Advisor" "Dividend Reinvestment Plan," "Description of Shares" and "Certain Provisions in the Declaration of Trust" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters by Form N-2.

                (vii) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "Tax Matters" have been reviewed by such counsel and to the extent they describe or summarize tax laws, legal conclusions, doctrines or practices of the United States, present a fair and accurate description or summary thereof as of the date of the opinion.

                (viii) This Agreement and each Company Agreement has been duly authorized, executed and delivered by the Company and complies in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the Rules and Regulations under the 1940 Act and the Advisers Act Rules and Regulations.

                (ix) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Prospectus or the Disclosure Package which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement, the Prospectus or the Disclosure Package are fairly summarized in all material respects.

                (x) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

                (xi) The execution and delivery of this Agreement and the Company Agreements (to which the Company is a party) and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Declaration of Trust or By-Laws of the Company, or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                (xii) The Company Agreements, including this Agreement, have each been duly authorized by all requisite action on the part of the Company, executed and delivered by the Company, as of the dates noted therein. Assuming due authorization, execution and delivery by the other parties thereto, each such agreement (other than this Agreement) constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                (xiii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                (xiv) The Company is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations thereunder and, to such counsel's knowledge, the Company has not received any notice from the Commission pursuant to Section 8(e) of the

1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         The opinion in paragraph 8(b)(ii) will be subject to the qualification that the shareholders of a Massachusetts business trust may, under some circumstances, be subject to assessment at the insistence of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

        (c) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of Chapman & Cutler LLP, counsel for the Investment Advisor, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters (and stating that it may be relied upon by Goodwin Procter LLP, counsel for the Underwriters) to the effect that:

                (i) The Investment Advisor has been duly organized and is validly existing as a limited partnership under the laws of the State of Illinois with limited partnership power and authority to own or lease its properties and conduct its business as described in the Registration Statement; and the Investment Advisor is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

                (ii) The Investment Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940 Act from acting under the Company Agreements (to which the Investment Advisor is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                (iii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Investment Advisor except as set forth in the Prospectus.

                (iv) The execution and delivery of each Advisor Agreement and the consummation of the transactions contemplated therein do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the partnership agreement of the Investment Advisor, or any agreement or instrument known to such counsel to which the Investment Advisor is a party or by which the Investment Advisor may be bound.

                (v) Each Advisor Agreement has been duly authorized, executed and delivered by the Investment Advisor and complies in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the Rules and Regulations under the 1940 Act and the Advisers Act Rules and Regulations, and each Advisor Agreement (other than this Agreement) constitutes a valid and binding obligation of the Investment Advisor, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                (vi) The description of the Investment Advisor and its business, and the statements attributable to the Investment Advisor, in the Registration Statement, the Prospectus and the Disclosure Package (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations.

        (d) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of [____________], counsel for the Investment Sub-Advisor, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters (and stating that it may be relied upon by Goodwin Procter LLP, counsel for the Underwriters) to the effect that:

                (i) The Sub-Advisor has been duly organized and is validly existing as a corporation under the laws of the State of [Kentucky] with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; and the Sub-Advisor is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

                (ii) The Sub-Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940 Act from acting under the Company Agreements (to which the Advisor is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                (iii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Sub-Advisor except as set forth in the Prospectus.

                (iv) The execution and delivery of each Advisor Agreement to which the Sub-Advisor is a party and the consummation of the transactions contemplated therein do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Sub-Advisor, or any agreement or instrument known to such counsel to which the Sub-Advisor is a party or by which the Sub-Advisor may be bound.

                (v) Each Advisor Agreement to which the Sub-Advisor is a party has been duly authorized, executed and delivered by the Sub-Advisor and complies in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the Rules and Regulations under the 1940 Act and the Advisers Act Rules and Regulations, and each such agreement (other than this Agreement) constitutes a valid and binding obligation of the Sub-Advisor, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                (vi) The description of the Sub-Advisor and its business, and the statements attributable to the Sub-Advisor, in the Registration Statement, the Prospectus and the Disclosure Package (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations.

         In addition to the matters set forth in Subsection (b), (c) and (d) of this Section, the opinions delivered pursuant to Subsection (b), (c) and (d) of this Section shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Acts (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act) and as of the Closing Date or the Option Closing Date, if any, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, and (iii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, if any, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, related schedules and other financial data included or incorporated by reference therein). With respect to such statement, Chapman & Cutler LLP (with respect to the Fund and the Investment Advisor) and [________] (with respect to the Sub-Advisor) may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

        (e) The Representatives shall have received from Goodwin Procter LLP, counsel for the Underwriters, an opinion dated the Closing Date and the Option Closing Date, if any, with respect to matters as the Representative reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

        (f) You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to you, of Deloitte & Touche LLP confirming that they are an independent registered public accounting firm within the meaning of the Acts and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Acts and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained or incorporated by reference in the Registration Statement and the Prospectus.

        (g) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Company's

Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, if any, each of them severally represents as follows:

                (i) The Registration Statement has become effective under the Securities Act and 1940 Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to their knowledge, contemplated by the Commission;

                (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, if any;

                (iii) All filings required to have been made pursuant to Rules 497 or 430A under the Securities Act have been made;

                (iv) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                (v) Since the respective dates as of which information is given in the Disclosure Package, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

        (h) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Investment Advisor's President and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, the Investment Advisor represents as follows:

                (i) The representations and warranties of the Advisor contained in Section 2 hereof are true and correct as of the Closing Date or the Option Closing Date, if any;

                (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                (iii) Since the respective dates as of which information is given in the Disclosure Package, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

        (i) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Sub-Advisor's President to the effect that, as of the Closing Date or the Option Closing Date, if any, the Sub-Advisor represents as follows:

                (i) The representations and warranties of the Sub-Advisor contained in Section 3 hereof are true and correct as of the Closing Date or the Option Closing Date, if any;

                (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                (iii) Since the respective dates as of which information is given in the Disclosure Package, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

        (j) The Company shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

        (k) The Firm Shares and Option Shares, if any, have been approved for designation upon notice of issuance on the New York Stock Exchange.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Goodwin Procter LLP, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing on or prior to the Closing Date or the Option Closing Date, if any.

         In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 7, 10 and 17 hereof).

        9.  CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

        10. INDEMNIFICATION.

        (a) The Company and the Advisors, jointly and severally, agree:

                (i) to indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (A) or (B) above (provided, however, that neither the Company nor either Advisor shall be liable under this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that neither the Company or the Advisors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or an Advisor by or through the Representative specifically for use in the preparation thereof.

                (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

        (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company and the Advisors, each of their respective trustees, each of their officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or either Advisor or any such trustee, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such trustee, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 10(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

         It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 10(a) and by the Company in the case of parties indemnified pursuant to Section 10(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

        (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Advisors (treated as one person for this purpose) on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Advisors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Advisors (treated as one person for this purpose) on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Advisors on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Advisors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this

Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company and the Advisors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its trustees or officers or any persons controlling the Company, or the Advisors, or their respective directors or officers or any persons controlling either Advisor (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company or either Advisor, their respective directors or officers, or any person controlling the Company or either Advisor, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.

        (g) In addition to the foregoing indemnification, the Company and the Advisors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities described in the indemnity contained in Section 10(a), as limited by the proviso set forth therein, with respect to any advertisement or sales material authorized by the Company for use in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations under the Securities Act.

        11. DEFAULT BY UNDERWRITERS.

         If on the Closing Date or the Option Closing Date, if any, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as the Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representative of the Underwriters, will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 10 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section, the Closing Date or Option Closing Date, if any, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        12. NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

       if to the Underwriters, to      RBC Capital Markets Corporation
                                       One Liberty Plaza
                                       165 Broadway
                                       New York, NY 10006-1404
                                       Attention:  Joseph L. Morea
                                                   Syndicate Director
                                       Fax:  (212) 428-6260

       if to the Company, to           First Trust Strategic High Income Fund II
                                       c/o First Trust Advisors L.P.
                                       1001 Warrenville Road
                                       Suite 300
                                       Lisle, Illinois 60532
                                       Attention:  W. Scott Jardine
       if to the Advisor, to           First Trust Advisors L.P.
                                       1001 Warrenville Road
                                       Suite 300
                                       Lisle, Illinois 60532
                                       Attention:  W. Scott Jardine

       if to the Sub-Advisor, to       Valhalla Capital Partners, LLC
                                       501 South Fourth Street
                                       Louisville, KY 40202
                                       Attention:  President

        13. TERMINATION.

        (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change in the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares; (iii) suspension of trading in securities generally on the New York Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company;
(v) declaration of a banking moratorium by United States or New York State authorities; (vi) the suspension of trading of the Company's Common Shares by the New York Stock Exchange, the Commission, or any other governmental authority; (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or
(viii) the failure of the conditions set forth in Section 8 of this Agreement to be fulfilled when required to be fulfilled.

        (b) This Agreement may be terminated by either you or the Company as provided in Section 11 of this Agreement.

        14. SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Company, the Advisors and Underwriters and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

        15. INFORMATION PROVIDED BY UNDERWRITERS.

         The Company, and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Preliminary Prospectus, Prospectus or the Registration Statement consists of the information contained in the second paragraph under the heading "Price Stabilization, Short Positions and Penalty Bids" under the caption "Underwriting" in the Prospectus.

        16. NO FIDUCIARY DUTY.

         Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, the Company acknowledges and agrees that:

        (a) nothing herein shall create a fiduciary or agency relationship between the Company and the Underwriters in connection with any aspect of the offering of securities hereunder;

        (b) the Underwriters are not acting as advisors, expert or otherwise, to the Company in connection with this offering, the sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Shares;

        (c) the relationship between the Company and the Underwriters is entirely and solely commercial, based on arms-length negotiations;

        (d) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein;

        (e) notwithstanding anything in this Agreement to the contrary, the Company acknowledges that the Underwriters may have financial interest in the success of the offering of the Shares that is not limited to the difference between the price to the public and the purchase price paid to the Company by the Underwriters for the Shares and the Underwriters have no obligation to disclose, or account to the Company for, any of such additional financial interests; and

        (f) the Underwriters have advised the Company that the Underwriters have agreements and understandings with, and owe duties and obligations to, third parties, including purchasers and potential purchasers of the securities, that may create or exacerbate actual, potential or apparent conflicts of interest between the Company and the Underwriters.

        17. MASSACHUSETTS BUSINESS TRUST.

         A copy of the declaration of trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

        18. MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or the Advisors or any of their respective directors or officers and (c) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

                      [remainder of page intentionally blank]

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Advisors and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        FIRST TRUST ADVISORS L.P.



                                        By:_____________________________________




                                        VALHALLA CAPITAL PARTNERS, LLC



                                        By:_____________________________________




                                        FIRST TRUST STRATEGIC HIGH INCOME
                                        FUND II



                                        By:_____________________________________

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of the date first above written.

RBC CAPITAL MARKETS CORPORATION

As the Representatives of the several
Underwriters listed on Schedule I

By:  RBC Capital Markets Corporation


By:
       __________________________________
Name:  Joseph L. Morea
Title: Managing Director

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS


                                                                 Number of
                                                               Firm Shares to
                       Underwriter                              be Purchased
                       -----------                             --------------

           RBC Capital Markets Corporation                          [___]


































                                                              -----------------
                                                        Total